UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 8, 2020

READING INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300 Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213)  235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 8, 2020,  our Company held its 2020 Annual Meeting of Stockholders.  The results of stockholder voting on the four proposals presented were as follows:

Proposal 1:  Stockholders elected the following seven directors nominated by our Company’s board of directors (the “Board”), each to serve until our Company’s 2021 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the vote on Proposal 1 were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON VOTES
Ellen M. Cotter	1,312,175	122,032	233,013
Guy W. Adams	1,345,736	88,471	233,013
Dr. Judy Codding	1,345,736	88,471	233,013
Margaret Cotter	1,312,175	122,032	233,013
Edward L. Kane	1,345,736	88,471	233,013
Douglas J. McEachern	1,345,736	88,471	233,013
Michael Wrotniak	1,345,736	88,471	233,013

Proposal 2: Stockholders approved the adoption of our Company’s 2020 Stock Incentive Plan.  The results of the vote on Proposal 2 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,214,404	219,223	580	233,013

Proposal 3: Stockholders ratified the appointment of Grant Thornton LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  The results of the vote on Proposal 3 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,657,722	2,831	6,667	0

Proposal 4: Stockholders approved, on a non-binding, advisory basis, the executive compensation of our Company’s named executive officers.  The results of the vote on Proposal 4 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,344,637	88,989	581	233,013

Item 7.01 Regulation FD Disclosure.

On December 8, 2020,  our Company showed a slide presentation at its 2020 Annual Meeting, a copy of which is furnished herewith as Exhibit 99.1.  The slide presentation was made available on the same day on the Investor Relations page of our corporate website, www.readingrdi.com.

Item 8.01 Other Events.

On December 8, 2020, at its annual organizational meeting following our Company’s Annual Meeting of Stockholders, our Board made the following changes: Margaret Cotter will be the new Chairperson of the Board, Edward L. Kane will serve as the new Vice Chairman and Michael Wrotniak will serve as our Company’s new Lead Independent Director.  Ellen M. Cotter remains our Company’s Chief Executive Officer and President, and a Director.  Margaret Cotter will remain in her position as Executive Vice President - Real Estate Management and Development-NYC.  All Director Committee positions remain the same.

Item 9.01 Financial Statements and Exhibits.

99.1	Slide presentation at the 2020 Annual Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: December 11, 2020	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	EVP, Chief Financial Officer and Treasurer